UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009


                  WNC HOUSING TAX CREDITS FUND IV, L.P.-SERIES 2
             (Exact name of registrant as specified in its charter)


     California                    0-28370                   33-0596399
 (State or other jurisdiction    (Commission               (IRS Employer
  of incorporation)              File Number)            Identification No.)

            17782 Sky Park Circle, Irvine, California        92614
           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (714) 662-5565

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) As of October 6, 2009, Thomas J. Riha, the principal financial officer and principal accounting officer of the registrant, and Senior Vice President - Chief Financial Officer of WNC & Associates, Inc. and certain of its affiliates, resigned from those positions and assumed the office of Senior Vice President - Asset Management of WNC & Associates, Inc. and certain of its affiliates. As of October 6, 2009, Melanie Wenk assumed the offices of principal financial officer and principal accounting officer of the registrant, and the office of Vice President - Chief Financial Officer of WNC & Associates, Inc. and certain of its affiliates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  WNC HOUSING TAX CREDITS FUND IV, L.P.-SERIES 2

Date: October 09, 2009    By:  WNC Tax Credit Partners IV, L.P., General Partner

                              By:      WNC & Associates, Inc., General Partner




                            By:      /s/ THOMAS J. RIHA
                                     -------------------
                                     Thomas J. Riha,
                                     Senior Vice President - Asset Management of
                                     WNC & Associates, Inc.